UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  November 16, 2005


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


            Delaware              1-8400            75-1825172
(State of Incorporation) (Commission File Number) (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








Item 1.01.  Entry into a Material Definitive Agreement.

In 1993 the AMR Corporation ("AMR") Board of Directors (the "Board") introduced, as a component of stock based long term compensation, a long-term performance based plan. The performance measurement period for each plan is three years. If performance metrics are achieved at the end of the measurement period, awards under the plans are made in April of the following year.

The American Jobs Creation Act of 2004 necessitates amendments to the Performance Unit Plans at AMR so that, consistent with historical practice, any awards will continue to be paid in April.

On November 16, 2005, the Compensation Committee of the Board amended the following compensation plans and related award agreements:

   2003/2005 Performance Unit Plan for Officers and Key Employees; 2004/2006 Performance Unit Plan for Officers and Key Employees; 2005/2007 Performance Unit Plan for Officers and Key Employees.

The amendments specify that an award (if any) resulting from the achievement of the performance measures will be distributed in April of the year following the conclusion of the plan's three year measurement period. Other amendments were approved to ensure that the plans are in compliance with the provisions of the American Jobs Creation Act of 2004. All executive officers of American participate in these plans and related agreements. Other than the changes noted above, there were no changes made to any of the other provisions of the Performance Unit Plans (e.g. units awarded, measurement periods, performance criteria).









                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  November 18, 2005






                          EXHIBIT INDEX


Exhibit   Description

99.1      2003-2005 Performance Unit Plan for Officers and Key
          Employees, as Amended and Restated November 16, 2005

99.2 Form of 2003-2005 Performance Unit Agreement, as Amended and Restated

99.3      2004-2006 Performance Unit Plan for Officers and Key
          Employees, as Amended and Restated November 16, 2005

99.4 Form of 2004-2006 Performance Unit Agreement, as Amended and Restated

99.5      2005-2007 Performance Unit Plan for Officers and Key
          Employees, as Amended and Restated November 16, 2005

99.6 Form of 2005-2007 Performance Unit Agreement, as Amended and Restated